UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2009

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-22537-01 (Commission File Number)	23-2215075 (IRS Employer Identification No.)

Philadelphia and Reading Avenues,
Boyertown, PA 19512
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.  below):

☐                                                            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                                            Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐                                                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.   Entry into a Material Definitive Agreement.

On September 9, 2009, National Penn Bancshares, Inc. entered into an Underwriting Agreement (the “Underwriting Agreement”) with Sandler O’Neill & Partners, L.P., as representative of the several underwriters, JP Morgan Securities Inc. and Keefe, Bruyette & Woods, Inc. (collectively, the “Underwriters”), relating to an underwritten public offering of 26,700,000 shares (the “Shares”) of National Penn’s common stock at a public offering price of $5.25 per share.  The offering of the Shares was closed on September 15, 2009.  As part of the offering, National Penn granted the Underwriters a 30-day option to purchase up to an additional 4,005,000 shares of common stock on the same terms and conditions as set forth in the Underwriting Agreement, solely to cover over-allotments, if any.

The sale of the Shares was made pursuant to National Penn’s Registration Statement on Form S-3 (File No. 333-155234), including a prospectus supplement dated September 9, 2009 to the prospectus contained in the Registration Statement.  The final prospectus supplement was filed by National Penn with the Securities and Exchange Commission, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference.  The description of the Underwriting Agreement is a summary and is qualified in its entirety by the terms of the Underwriting Agreement.

Section 8 - Other Events

Item 8.01.   Other Events.

Opinion re: Legality

The validity of the Shares offered was passed upon for National Penn Bancshares, Inc. by H. Anderson Ellsworth, Esq., Executive Vice President and Securities Law Compliance Director of National Penn.  The opinion by H. Anderson Ellsworth, Esq. is attached hereto as Exhibit 5.1.

Press Release

On September 15, 2009, National Penn issued a press release announcing the closing of its previously announced underwritten public offering of 26,700,000 shares of its common stock at a public offering price of $5.25 per share.  A copy of National Penn’s press release dated September 15, 2009 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits.

1.1

Underwriting Agreement, dated September 9, 2009, between National Penn Bancshares Inc. and Sandler O’Neill & Partners, L.P., as representative of the several underwriters, JP Morgan Securities Inc. and Keefe, Bruyette & Woods, Inc.

5.1	Opinion re: Legality of H. Anderson Ellsworth, Esq., Executive Vice President and Securities Law Compliance Director of National Penn Bancshares, Inc.

99.1	Press Release of National Penn Bancshares, Inc., dated September 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

	By:	/s/Glenn E. Moyer
Name: Glenn E. Moyer
Title: President and CEO

Dated: September 15, 2009

EXHIBIT INDEX

Exhibit Number	Description

1.1

Underwriting Agreement, dated September 9, 2009, between National Penn Bancshares Inc. and Sandler O’Neill & Partners, L.P., as representative of the several underwriters, JP Morgan Securities Inc. and Keefe, Bruyette & Woods, Inc.

5.1	Opinion re: Legality of H. Anderson Ellsworth, Esq., Executive Vice President and Securities Law Compliance Director of National Penn Bancshares, Inc.

99.1	Press Release of National Penn Bancshares, Inc., dated September 15, 2009.